Exhibit 10.88

ASSIGNMENT, CONSENT AND Subordination

Of DEVELOPMENT Agreement

THIS ASSIGNMENT, CONSENT AND SUBORDINATION OF DEVELOPMENT AGREEMENT (this “Agreement”) is made as of May 14, 2014, by and among CDP DEVELOPER I, LLC, a Georgia limited liability company (“Developer”) and UCFP OWNER, LLC, a Delaware limited liability company; as Trustee under the BR/CDP Colonial Trust Agreement, dated December 15, 2013 (“Borrower”), for the benefit of KEYBANK NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns as the lender in respect of the Loan referred to below, “Lender”).

RECITALS

A.           Borrower is the owner of that certain tract or parcel of land located lying and being in Orange County, Florida holding title in trust for the "Beneficiaries" as such term is defined in the BR/CDP Colonial Trust Agreement, dated December 15, 2013 and being more particularly described on Exhibit A attached hereto and by this reference made a part hereof (the. "Property"). Developer and Borrower are parties to a certain Development Agreement dated January 31, 2014, as the same may have been amended, supplemented, or modified, a complete copy of which is attached hereto as Exhibit B (the “Development Agreement”). The Development Agreement describes Developer’s and Borrower’s respective rights and obligations regarding the development of the Property.

B.           Lender has made or is about to make a loan (the “Loan”) in the principal amount of Twenty-Seven Million Five Hundred Thousand and No/100 Dollars ($27,500,000.00) to Borrower. In connection with the Loan, Borrower has executed and delivered, or expects to execute and deliver, to Lender (i) a Promissory Note dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Note”), (ii) a Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Security Instrument”), (iii) a Construction Loan Agreement dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), and (iv) certain other documents evidencing or securing the Loan (as they may be amended, restated, supplemented or otherwise modified from time to time, such documents, collectively with the Note, the Security Instrument and the Loan Agreement, the “Loan Documents”).

C.           Borrower has assigned its interest in the Development Agreement to Lender pursuant to this Agreement and certain other Loan Documents;

D.           At Borrower’s request and in order to facilitate Lender’s agreement to make the Loan to Borrower, Developer and Borrower desire to subordinate the Development Agreement, their respective rights under the Development Agreement and their respective interests in the Property, if any, to the Security Instrument and the Loan upon the terms and conditions contained in this Agreement.

E.           Developer and Borrower intend that the indebtedness evidenced by the Note and the lien and security interests of the Security Instrument and the Loan Documents be paramount, senior and prior to any and all obligations, expenses and indebtedness owing to Developer which arise from the Development Agreement and any and all existing liens or future rights to liens of Developer or any person or entity claiming by, through or under Developer which arise from any and all obligations, expenses and indebtedness owing to Developer under or in connection with the Development Agreement.

NOW THEREFORE, in consideration of Lender making the Loan, and for other good and valuable consideration, the receipt and sufficiency of which Developer and Borrower acknowledge, Developer and Borrower agree for the benefit of Lender as follows:

1.          Assignment; Consent. As additional security for the performance by Borrower of its obligations under the Loan Documents, Borrower hereby assigns, transfers and pledges to Lender, and hereby grants to Lender a security interest in, all of Borrower’s right, title and interest in, to and under the Development Agreement. Developer hereby consents to the assignment to Lender of Borrower’s rights under the Development Agreement, including without limitation Borrower’s interest in all accounts maintained under the Development Agreement. Following the occurrence and during the continuation of an Event of Default under the Loan Agreement or other Loan Documents, Lender shall be entitled to exercise any and all rights of Borrower under the Development Agreement in accordance with the terms thereof, and Developer shall permit and comply in all respects with such exercise. Lender shall have the right to cure any default of Borrower under the Development Agreement, and may perform any act, duty or obligation required to be performed by Borrower under the Development Agreement; provided, however, that nothing herein shall require Lender to cure any such default or to perform any such act, duty or obligation.

2.          Subordination. Developer and Borrower hereby unconditionally subordinate and subject the Development Agreement and all of their respective rights under the Development Agreement, including, without limitation, any right to receive any amounts or fees (heretofore, now or hereafter payable) as development fees, development commissions, incentive development fees, affiliate payments, termination fees, liquidated damages, “key money~~”~~,” reimbursements of advances made by Developer to the owner of the Property or any other compensation, to the lien of the Security Instrument and Lender’s rights and all remedies under the Loan Documents, including, without limitation, Lender’s right to receive payments of principal, interest and all other sums due and owing from time to time under the Loan Documents. Developer and Borrower agree that the rights of Lender under the Security Instrument and the other Loan Documents are senior and prior to any rights of Developer and Borrower under the Development Agreement. Developer will not receive or accept any payment under the Development Agreement at any time when Developer has received notice that an Event of Default has occurred and is continuing under the Loan Agreement or the other Loan Documents. If Developer shall receive any such payment, Developer shall receive such payment in trust for Lender and immediately deliver the same to Lender.

3.          Representations, Warranties, Acknowledges and Certifications. Developer and Borrower hereby represent, warrant, certify and acknowledge to Lender as follows: (a) Lender would not make and fund the Loan without the execution and delivery of this Agreement; (b) a true and complete copy of the Development Agreement (including, without limitation, all modifications and amendments thereto, if any) is attached to this Agreement as Exhibit B; (c) the Development Agreement represents the entire agreement between Developer and Borrower with respect to the Property; (d) the Development Agreement is not a lease; (e) Developer has no possessory interest in the Property; (f) as of the date hereof, no development fees, development commissions, incentive development fees, affiliate payments, termination fees, liquidated damages, “key money”, reimbursements of advances made by Developer to the owner of the Property or all other compensation payable to Developer under the Development Agreement are currently due and payable; (g) Developer has no existing defenses or claims against Borrower with respect to the Development Agreement or any payments due and owing to Developer thereunder; and (h) as of the date hereof, the Development Agreement is in full force and effect, and to Developer’s and Borrower’s knowledge, no event of default on the part of either party thereunder, or any event or condition that, with the giving of notice or the passage of time, or both, would constitute an event of default on the part of either party thereunder, has occurred and is continuing.

4.          Default; Lender’s Exercise of Rights. Developer and Borrower agree that upon the occurrence, and during the continuation of, an Event of Default by Borrower (continuing beyond any applicable notice and grace period) under the Note, the Security Instrument, the Loan Agreement or any of the other Loan Documents during the term of this Agreement, Lender may take, at Borrower's expense (which shall be reimbursed to Lender upon demand and shall constitute part of the Secured Obligations (as defined in the Security Instrument) secured by the Security Instrument and the other Loan Documents), in Lender's own name or in the name of Borrower or either or both of them, such action as Lender may at any time or from time to time determine to be necessary or appropriate, including, without limitation:

a.           exercising any of the rights of Borrower under the Development Agreement and requiring Developer to attorn to Lender (or its designee);

b.           terminating the Development Agreement upon not less than ten (10) days prior written notice (notwithstanding anything provided for in the Development Agreement) and requiring Developer to transfer its responsibility for the development of the Property to a development company selected by Lender in Lender's sole discretion, and Developer shall have no rights or recourse against Lender on account of such termination (provided, however, that Lender agrees that it will not exercise the foregoing right to terminate the Development Agreement prior to the earlier of the acquisition by Lender (or its designee) of title to the Property through foreclosure or deed-in-lieu thereof or the appointment of a receiver for the Property);

c.           amending, modifying or extending the Development Agreement by agreement with Developer (provided, however, that Lender agrees that it will not exercise the foregoing right with respect to the Development Agreement prior to the earlier of the acquisition by Lender (or its designee) of title to the Property through foreclosure or deed-in-lieu thereof or the appointment of a receiver for the Property);

d.           curing any default by Borrower under the Development Agreement; and

e.           otherwise protecting the rights of Lender hereunder and under the Development Agreement.

Lender shall incur no liability as between itself and Borrower if any action taken by or on its behalf in good faith pursuant hereto shall prove to be, in whole or in part, inadequate or invalid.

BORROWER and Developer AGREE TO INDEMNIFY AND HOLD HARMLESS LENDER, LENDER’S AFFILIATES AND LENDER’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ADVISORS, ATTORNEYS AND REPRESENTATIVES (EACH, AN “INDEMNIFIED PARTY”) FROM AND AGAINST ANY AND ALL CLAIMS, DAMAGES, LOSSES, LIABILITIES AND EXPENSES (each an “INDEMNIFIED CLAIM”) (INCLUDING, WITHOUT LIMITATION, REASONABLE FEES AND DISBURSEMENTS OF COUNSEL), JOINT OR SEVERAL, THAT MAY BE INCURRED BY OR ASSERTED OR AWARDED AGAINST ANY INDEMNIFIED PARTY (INCLUDING, WITHOUT LIMITATION, IN CONNECTION WITH OR RELATING TO ANY INVESTIGATION, LITIGATION OR PROCEEDING OR THE PREPARATION OF ANY DEFENSE IN CONNECTION THEREWITH), IN EACH CASE ARISING OUT OF OR IN CONNECTION WITH OR RELATING TO The Development Agreement, THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED Thereby or HEREBY or any undertaking on lender's part to perform or discharge any of the terms, covenants or agreements contained in the development agreement, EXCEPT TO THE EXTENT SUCH CLAIM, DAMAGE, LOSS, LIABILITY, OR EXPENSE IS THE RESULT OF THE GROSS NEGLIGENCE, FRAUD OR WILLFUL MISCONDUCT OF ANY INDEMNIFIED PARTY OR IS THE RESULT OF ACTIONS TAKEN BY LENDER SUBSEQUENT TO LENDER’S ACQUSITION OF TITLE TO THE PROPERTY BY FORECLOSURE OR DEED IN LIEU THEREOF. IN THE CASE OF AN INVESTIGATION, LITIGATION OR OTHER PROCEEDING TO WHICH THE INDEMNITY IN THIS PARAGRAPH APPLIES, SUCH INDEMNITY SHALL BE EFFECTIVE WHETHER OR NOT SUCH INVESTIGATION, LITIGATION OR PROCEEDING IS BROUGHT BY BORROWER OR ANY GUARANTOR OF THE LOAN, ANY OF THE DIRECTORS, SECURITY HOLDERS OR CREDITORS OF BORROWER OR ANY SUCH GUARANTOR, AN INDEMNIFIED PARTY OR ANY OTHER PERSON, AND WHETHER OR NOT AN INDEMNIFIED PARTY IS OTHERWISE A PARTY THERETO. THIS INDEMNITY WILL SURVIVE REPAYMENT OF THE LOAN.

5.          Attornment; Right to Terminate. If Lender or any designee or affiliate of Lender shall acquire possession of the Property through judicial or nonjudicial foreclosure or otherwise, Lender or such designee or affiliate shall have the right to cause Developer to continue its development of the Property by assuming the obligations of Borrower under the Development Agreement, but (a) without any liability for any act or omission of Borrower prior to the date of acquisition; (b) without being subject to any offsets or advances which Developer may have had against Borrower; and (c) without being bound by any agreement or modification of the Development Agreement entered into without Lender’s prior written consent, such consent not to be unreasonably withheld or delayed. If Lender or any designee or affiliate of Lender explicitly assumes the obligations of Borrower under the Development Agreement in writing pursuant to this Section, and if Lender or such designee or affiliate shall thereafter desire to sell the Property to a third party, then Lender shall either (i) cause such third party to assume the obligations of Borrower under the Development Agreement; or (ii) terminate the Development Agreement by written notice to Developer without further obligation thereunder. If a third party shall acquire title to the Property as a purchaser at a foreclosure sale or otherwise in connection with the exercise of any remedies of Lender under the Loan Documents, then such third party, immediately upon acquiring title to the Property, shall have the right to cause Developer to continue its Development of the Property by assuming the obligations of Borrower under the Development Agreement, but subject to the conditions set forth in clauses (a) through (c) of this Section. Following any assumption by Lender or any designee or affiliate of Lender or any such third party, in accordance with the terms and conditions of this Section, of the obligations of Borrower under the Development Agreement, Developer shall recognize such person or entity as the Borrower under the Development Agreement. Upon any termination or expiration of the Development Agreement, the Developer shall reasonably cooperate with and assist Lender (or its designee or successor) to effect the transfer to Lender (or its designee or successor) of any and all licenses (including food, beverage and liquor licenses, if applicable), permits, governmental authorizations, keys, combinations, reservation lists (if applicable), statements, books & records, insurance policies, documents and/or agreements required for the development or operation of the Property.

6.          Liability of Lender. Developer agrees that Lender and its successors and assigns shall not have any liability under the Development Agreement until such time, if any, as Lender or such successor or assign, as applicable, shall have explicitly assumed the obligations of Borrower under the Development Agreement in writing and elected to cause Developer to continue its development of the Property. In any such event, Developer shall look only to the estate and property of Lender or its successors or assigns in the Property for the satisfaction of Developer’s remedies for the collection of a judgment (or other judicial process) requiring the payment of money in the event of any default by Lender or its successors or assigns under the Development Agreement, and no other property or assets of Lender (or its successors or assigns) shall be subject to levy, execution or other enforcement procedure for the satisfaction of Developer’s remedies under or with respect to the Development Agreement or the relationship of the parties thereunder. If Lender or a successor or assign explicitly assumes the obligations of Borrower under the Development Agreement in writing or acquires actual physical possession of the Property, Developer may resign upon not less than thirty (30) days notice to Lender or such successor or assign, as applicable.

7.          Notices. All notices and other communications under this Agreement will be made in writing and given in accordance with this Section 7. All notices, demands, or other communications under this Agreement shall be in writing and shall be delivered to the appropriate party at the address provided below (subject to change from time to time by written notice to all other parties to this Agreement). All notices, demands or other communications shall be considered as properly given if delivered personally or sent by first class United States Postal Service mail, postage prepaid, except that notice of Default may be sent by certified mail, return receipt requested, or by Overnight Express Mail or by overnight commercial courier service, charges prepaid. Notices so sent shall be effective three (3) days after mailing, if mailed by first class mail, and otherwise upon receipt; provided, however, that non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. Each party may establish a new address from time to time by written notice to the other given in accordance with this Section 7; provided, however, that no change of address will be effective until written notice thereof actually is received by the party to whom such change of address is sent. Notice to outside counsel designated by a party entitled to receive notice is for convenience only and is not required for notice to a party to be effective in accordance with this Section 7:

To Lender:	KEYBANK NATIONAL ASSOCIATION
66 South Pearl St., 5th Floor
MSC: NY-31-66-0567
Albany, NY 12207
Attn: Terry Hill
Direct: (518) 257-8569
Phone: (518) 257-8572

With a copy to:	KEYBANK NATIONAL ASSOCIATION
1200 Abernathy Road, NE, Suite 1550
Atlanta, GA 30328
Attn: Joe Fadus
Direct: (770 510-2162
Phone: (770) 510-2195

With a copy to:	Troutman Sanders LLP
600 Peachtree Street, Suite 5200
Atlanta, GA 30308
Attn: Jeff Greenway
Phone: (404) 885-3257
Fax: (404) 962-6776

To Developer:	c/o Catalyst Development Partners, LLC
880 Glenwood Ave SE
Suite H
Atlanta, Georgia 30316
Attn: Rob Meyer
Phone: (678) 949-9678
Fax: (404) 890-5681

To Borrower:	UCFP Owner, LLC, as Trustee under
the BR/CDP Colonial Trust Agreement
dated December 15, 2013
880 Glenwood Avenue SE, Suite H
Atlanta, GA 30316
Attn: Rob Meyer
Phone: (678) 949-9678
Fax: (404) 890-5681

With a copy to:	BLUEROCK REAL ESTATE, LLC
712 Fifth Avenue, 9th Floor
New York, NY 10019
Attn: Jordan Ruddy and Michael L. Konig
Phone: (908) 415-8869
Fax: (646) 278-4220

With a copy to:	NELSON MULLINS RILEY & SCARBOROUGH LLP
Atlantic Station
201 17th Street NW, Suite 1700
Atlanta, GA 30363
Attn: Eric R. Wilensky, Esq.
Phone: (404) 322-6469
Fax: (404) 322-6050

With a copy to:	Hirschler Fleischer
2100 East Cary Street
Richmond, VA 23223
Attn: S. Edward Flanagan, Esq.
Phone: (804) 771-9592
Fax: (804) 644-0957

8.          Governing Law. THIS AGREEMENT, THE OBLIGATIONS ARISING HEREUNDER, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THE AGREEMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF Georgia APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA.

9.          Relation to Development Agreement. In the event of any conflict or discrepancy between any provision in this Agreement and any provision of the Development Agreement, the applicable provision of this Agreement shall control.

10.        Successors and Assigns. This Agreement shall apply to, bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns. As used herein “Lender” shall include any subsequent holder of the Security Instrument.

11.        Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Signature and acknowledgement pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature and acknowledgement pages are physically attached to the same instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS HEREOF, Developer and Borrower have caused this Agreement to be duly executed under seal as of the date first set forth above.

DEVELOPER:

CDP DEVELOPER I, LLC,
a Georgia limited liability company

By:	Catalyst Development Partners II, LLC,
a Georgia limited liability company

By:	/s/ Robert Meyer	[SEAL]
Name:	Robert Meyer
Title:	Manager

Signature Page

BORROWER:

UCFP OWNER, LLC, a Delaware limited liability company, as Trustee under the BR/CDP Colonial Trust Agreement dated December 15, 2013

By:	/s/ Robert Meyer		[SEAL]
	Name:	Robert Meyer
	Title:	Vice President

Signature Page

EXHIBIT A
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SUBORDINATION OF DEVELOPMENT AGREEMENT

LEGAL DESCRIPTION

The land referred to herein below is situated in the County of ORANGE, State of Florida, and is described as follows:

A PORTION OF THE NORTHEAST 1/4 OF SECTION 22, TOWNSHIP 22 SOUTH, RANGE 31 EAST, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE NORTHEAST CORNER OF SAID NORTHEAST 1/4 OF SECTION 22; THENCE RUN S87°58'03"W ALONG THE NORTH LINE OF SAID NORTHEAST 1/4, A DISTANCE OF 45.02 FEET, SAID POINT BEING THE INTERSECTION OF A LINE 45.00 FEET WEST OF AND PARALLEL WITH THE EAST LINE OF THE NORTHEAST 1/4 OF SAID SECTION 22 AND THE NORTH LINE OF THE NORTHEAST 1/4 OF SAID SECTION 22; THENCE CONTINUE ALONG SAID NORTH LINE OF THE NORTHEAST 1/4 S87°58'03"W, A DISTANCE OF 610.44 FEET TO THE POINT OF BEGINNING; THENCE RUN S00°56'14"E, A DISTANCE OF 842.92 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 31.00 FEET; THENCE RUN SOUTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 98°26'21", AN ARC DISTANCE OF 53.26 FEET; THENCE RUN N82°29'53"W, A DISTANCE OF 41.52 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 109.00 FEET; THENCE RUN WESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 12°16'52", AN ARC DISTANCE OF 23.36 FEET; THENCE RUN S07°30'07"W, A DISTANCE OF 287.92 FEET TO THE NORTHERLY RIGHT OF WAY LINE OF STATE ROAD NUMBER 50, AS SHOWN ON THE FLORIDA DEPARTMENT OF TRANSPORTATION RIGHT OF WAY MAP, SECTION 7506-201, PAGE 9; THENCE RUN N82°29'53"W ALONG SAID NORTHERLY RIGHT OF WAY LINE, A DISTANCE OF 45.95 FEET; THENCE RUN N07°30'07"E, A DISTANCE OF 20.00 FEET; THENCE RUN S82°29'53"E, A DISTANCE OF 2.05 FEET; THENCE RUN N07°30'07"E, A DISTANCE OF 248.38 FEET TO A POINT ON A NON-TANGENT CURVE CONCAVE TO THE NORTH, HAVING A RADIUS OF 129.00 FEET; THENCE FROM A RADIAL BEARING OF N20°31'47"W, RUN WESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 28°01'54", AN ARC DISTANCE OF 63.11 FEET; THENCE RUN N82°29'53"W, A DISTANCE OF 339.09 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 89.50 FEET; THENCE RUN WESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 17°07'59", AN ARC DISTANCE OF 26.76 FEET TO A POINT OF COMPOUND CURVATURE OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 208.50 FEET; THENCE RUN WESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 18°25'26", AN ARC DISTANCE OF 67.04 FEET; THENCE RUN N00°56'14"W, A DISTANCE OF 844.21 FEET TO THE SAID NORTH LINE OF THE NORTHEAST 1/4; THENCE RUN N87°58'03"E ALONG SAID NORTH LINE A DISTANCE OF 634.12 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH THE EASEMENT FOR THE BENEFIT OF THE HEREINABOVE DESCRIBED PROPERTY CONTAINED WITHIN THE EASEMENT AGREEMENT RECORDED IN 0. R. BOOK 10470 AT PAGE 6879 0F THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA.

AND:

TOGETHER WITH COVENANTS AND NON-EXCLUSIVE EASEMENTS CONTAINED IN DECLARATION OF COVENANTS, OPERATIONS & RECIPROCAL EASEMENTS RECORDED IN 0. R. BOOK 10498, PAGE 2464, AS AMENDED BY FIRST AMENDMENT TO DECLARATION OF COVENANTS, OPERATIONS AND RECIPROCAL EASEMENTS RECORDED IN O.R. BOOK 10699, PAGE 7086, OF THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA.

AND ALSO:

TOGETHER WITH COVENANTS AND NON-EXCLUSIVE EASEMENTS CONTAINED IN AGREEMENT REGARDING EASEMENTS, COVENANTS AND RESTRICTIONS RECORDED IN 0. R. BOOK 8838, PAGE 3758, AS AMENDED BY FIRST AMENDMENT TO AGREEMENT REGARDING EASEMENTS, COVENANTS AND RESTRICTIONS RECORDED IN 0. R, BOOK 9338, PAGE 4682, OF THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA.

AND ALSO:

TOGETHER WITH THE EASEMENTS FOR THE BENEFIT OF THE HEREINABOVE DESCRIBED PROPERTY CONTAINED WITHIN THE RECIPROCAL EASEMENT AGREEMENT RECORDED IN O.R. BOOK 10699, PAGE 7102, OF THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA.

EXHIBIT b
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SUBORDINATION OF DEVELOPMENT AGREEMENT

DEVELOPMENT AGREEMENT

[To Be Attached]